UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of The Securities Exchange Act of 1934

(Amendment No. )

Filed by the Registrant ☐

Filed by a Party other than the Registrant ☒

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Under Rule 14a-12

ROYCE GLOBAL VALUE TRUST, INC.
(Name of Registrant as Specified in Its Charter)

SABA CAPITAL MANAGEMENT, L.P.

SABA CAPITAL MASTER FUND, LTD.

SABA II AIV, L.P.

SABA CAPITAL MASTER FUND III, L.P.

SABA CAPITAL CARRY NEUTRAL TAIL HEDGE MASTER FUND LTD.

SABA CAPITAL CEF OPPORTUNITIES 1, LTD.

SABA CAPITAL CEF OPPORTUNITIES 2, LTD.

BOAZ R. WEINSTEIN

(Name of Persons(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials:

☐          Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)	Amount previously paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

SPECIAL MEETING OF SHAREHOLDERS OF
ROYCE GLOBAL VALUE TRUST, INC.
_________________________

SUPPLEMENT DATED MAY 21, 2020 TO THE PROXY STATEMENT

OF

Saba Capital Management, L.P.
_________________________

Please vote the GOLD proxy card to vote AGAINST the proposal to approve a new investment advisory agreement.

Please sign, date and mail the enclosed GOLD proxy card today!

Saba Capital Management, L.P., a Delaware limited partnership (“Saba Capital”), and certain of its affiliates, namely Saba Capital Master Fund, Ltd., Saba II AIV, L.P., Saba Capital Master Fund III, L.P., Saba Capital Carry Neutral Tail Hedge Master Fund Ltd., Saba Capital CEF Opportunities 1, Ltd. and Saba Capital CEF Opportunities 2, Ltd. (collectively, the “Saba Entities,” together with Saba Capital, “Saba,” “we,” “us,” or “our”) are significant shareholders and beneficially own in the aggregate approximately 14% of the outstanding Common Stock, par value $0.001 per share (the “Common Stock”), of Royce Global Value Trust, Inc. (“RGT” or the “Fund”), a Maryland corporation and a closed-end management investment company registered under the Investment Company Act of 1940, as amended. We are sending this proxy statement supplement to you in connection with the solicitation of proxies for use prior to or at RGT’s special meeting of shareholders scheduled to be held at 3:30 p.m. (Eastern time) on Tuesday, July 14, 2020 at the offices of RGT at 745 Fifth Avenue, 23rd Floor, New York, New York, 10151, including any adjournments or postponements thereof and any meeting which may be called in lieu thereof (the “Special Meeting”), to seek your support at the Special Meeting to vote against the following:

1.	To approve a new investment advisory agreement with Royce & Associates, LP (the “Proposal”); and
2.	To transact any other business that may properly come before the Special Meeting.

The Proposal is more fully described in the definitive proxy statement filed by Saba with the Securities and Exchange Commission (the “SEC”) on May 11, 2020. RGT also filed its definitive proxy statement for the Special Meeting with the SEC on May 11, 2020. Accordingly, we are hereby supplementing our definitive proxy statement with certain information from RGT’s definitive proxy statement, which had not been publicly available prior to the date we filed our definitive proxy statement.

If you have already sent a proxy card furnished by RGT’s management to RGT, you have every right to change your vote by signing, dating and returning the enclosed GOLD proxy card or by following the instructions for telephone or Internet voting detailed thereon. Only your latest dated proxy card counts!

According to RGT’s definitive proxy statement, as of May 1, 2020, the record date for determining shareholders entitled to notice of and to vote at the Special Meeting, RGT had 10,503,468 outstanding shares of Common Stock. Also, according to RGT’s definitive proxy statement, Royce’s assets under management were approximately $9 billion as of March 31, 2020.

Saba’s proxy solicitation is being made by (i) Saba Capital Management, L.P. (“Saba Capital”); (ii) Saba Capital Master Fund, Ltd. (“SCMF”); (iii) Saba II AIV, L.P., (“AIV”); (iv) Saba Capital Master Fund III, L.P. (“SCMF III”); (v) Saba Capital CEF Opportunities 1, Ltd. (“CEF 1”); (vi) Saba Capital CEF Opportunities 2, Ltd. (“CEF 2”); (vii) Saba Capital Carry Neutral Tail Hedge Master Fund Ltd. (“CNTH”); (viii) certain separately managed accounts managed by Saba Capital (together with SCMF, AIV, SCMF III, CEF 1, CEF 2 and CNTH, the “Saba Entities”); and (xi) Boaz R. Weinstein, principal of Saba Capital (“Mr. Weinstein,” and together with Saba Capital and the Saba Entities, “Saba”). The entities and individuals listed in this paragraph may each be deemed a “Participant” and, collectively, the “Participants.”

As of the close of business on May 20, 2020, the Participants may be deemed to “beneficially own” (within the meaning of Rule 13d-3 or Rule 16a-1 under the Exchange Act), in the aggregate, 1,443,120 shares of Common Stock, representing approximately 13.7% of RGT’s outstanding Common Stock. The percentage used herein is based upon 10,503,468 shares of Common Stock outstanding as of May 1, 2020, the record date for determining shareholders entitled to notice of and to vote at the Special Meeting. Saba Capital may be deemed to beneficially own 1,443,120 shares of Common Stock.

Please see Appendix C for information relating to the Security Ownership of Certain Beneficial Owners, as reprinted from RGT’s definitive proxy statement.

This supplement is dated May 21, 2020, and is first being mailed to shareholders of the Company commencing on or about May 21, 2020. This supplement should be read in conjunction with Saba’s definitive proxy statement filed with the SEC on, and first furnished to shareholders on or about, May 11, 2020.

If you have any questions or require any assistance with voting your shares, please contact our proxy solicitor, InvestorCom, toll free at (877) 972-0090 or collect at (203) 972-9300.

This Proxy Statement and all other solicitation materials in connection with this proxy solicitation will be available on the Internet, free of charge, at the SEC’s website https://www.edgar.sec.gov. The Edgar file number for RGT is 811-22532.

______________________

IMPORTANT

YOUR VOTE IS IMPORTANT, NO MATTER HOW MANY OR HOW FEW SHARES YOU OWN.

•	If your shares are registered in your own name, you may vote such shares by signing, dating and mailing the enclosed GOLD proxy card in the enclosed return envelope to Saba, c/o InvestorCom, Inc., in the enclosed postage-paid envelope today.
•	If your shares are held for you by a brokerage firm, bank, bank nominee or other institution on the record date, only they can vote such shares and only upon receipt of your specific instructions. Accordingly, please instruct your broker or bank to vote the GOLD proxy card on your behalf by following the instructions for Internet voting detailed on the enclosed GOLD proxy card, by calling the toll-free number contained therein, or by signing, dating and mailing the enclosed GOLD proxy card in the enclosed return envelope.

______________________

APPENDIX B

TRANSACTIONS IN SECURITIES OF RGT DURING THE PAST TWO YEARS

Nature of the Transaction	Amount of Securities Purchased/(Sold)	Date of Purchase/Sale

Saba

Purchase of Common Stock	22,702	05/11/2018
Sale of Common Stock	(1,286)	09/26/2018
Sale of Common Stock	(200)	09/27/2018
Purchase of Common Stock	4,600	10/02/2018
Sale of Common Stock	(13,967)	11/01/2018
Purchase of Common Stock	9,930	02/13/2019
Purchase of Common Stock	2,000	02/14/2019
Purchase of Common Stock	26,111	02/15/2019
Purchase of Common Stock	5,687	02/19/2019
Purchase of Common Stock	22,082	02/20/2019
Purchase of Common Stock	13,991	02/21/2019
Purchase of Common Stock	7,498	02/22/2019
Purchase of Common Stock	122	02/25/2019
Purchase of Common Stock	8,602	02/26/2019
Purchase of Common Stock	35,936	03/01/2019
Purchase of Common Stock	200	03/05/2019
Purchase of Common Stock	2,896	03/13/2019
Purchase of Common Stock	6,516	03/19/2019
Purchase of Common Stock	7,858	03/20/2019
Purchase of Common Stock	23,582	03/21/2019
Purchase of Common Stock	25,953	03/22/2019
Purchase of Common Stock	3,296	03/29/2019
Purchase of Common Stock	9,700	04/01/2019
Purchase of Common Stock	8,211	04/02/2019
Purchase of Common Stock	5,470	04/03/2019
Purchase of Common Stock	8,991	04/04/2019
Sale of Common Stock	(1,328)	04/17/2019
Purchase of Common Stock	1,328	06/11/2019
Purchase of Common Stock	1,328	06/20/2019
Sale of Common Stock	(1,328)	07/11/2019
Sale of Common Stock	(1,328)	07/18/2019
Sale of Common Stock	(3,984)	07/22/2019
Sale of Common Stock	(6,640)	07/24/2019
Sale of Common Stock	(3,599)	09/30/2019
Sale of Common Stock	(3,000)	10/01/2019
Sale of Common Stock	(9,060)	10/04/2019
Sale of Common Stock	(2,433)	10/10/2019
Sale of Common Stock	(3,011)	10/11/2019
Sale of Common Stock	(1,128)	01/14/2020
Sale of Common Stock	(2,570)	01/15/2020
Sale of Common Stock	(18,000)	01/16/2020
Sale of Common Stock	(2,944)	01/17/2020
Sale of Common Stock	(1,149)	01/21/2020
Sale of Common Stock	(6,130)	01/22/2020
Purchase of Common Stock	11,405	01/23/2020
Purchase of Common Stock	5,774	01/24/2020
Purchase of Common Stock	14,704	01/27/2020
Purchase of Common Stock	9,200	01/28/2020
Purchase of Common Stock	20,000	01/29/2020
Purchase of Common Stock	37,300	01/30/2020
Purchase of Common Stock	6,739	01/31/2020
Purchase of Common Stock	8,639	02/03/2020
Purchase of Common Stock	46,493	02/04/2020
Purchase of Common Stock	4,560	02/05/2020
Purchase of Common Stock	27,836	02/06/2020
Purchase of Common Stock	38,155	02/07/2020
Sale of Common Stock	(4,651)	02/10/2020
Sale of Common Stock	(3,130)	02/11/2020
Sale of Common Stock	(4,120)	02/12/2020
Sale of Common Stock	(12,934)	02/13/2020
Purchase of Common Stock	13,895	02/14/2020
Purchase of Common Stock	1,620	02/18/2020
Purchase of Common Stock	28,763	02/20/2020
Purchase of Common Stock	3,600	02/21/2020
Purchase of Common Stock	400	02/24/2020
Purchase of Common Stock	6,100	02/26/2020
Purchase of Common Stock	11,137	02/27/2020
Purchase of Common Stock	1,201	03/03/2020
Purchase of Common Stock	7,325	03/04/2020
Purchase of Common Stock	4,975	04/06/2020
Purchase of Common Stock	5,600	04/13/2020
Purchase of Common Stock	30,000	04/20/2020
Purchase of Common Stock	215,862	04/22/2020
Purchase of Common Stock	101,224	04/23/2020
Purchase of Common Stock	118,560	04/24/2020
Purchase of Common Stock	12,596	04/27/2020
Purchase of Common Stock	24,719	05/12/2020
Purchase of Common Stock	5,804	05/13/2020
Purchase of Common Stock	30,830	05/14/2020
Purchase of Common Stock	10	05/18/2020

______________________

APPENDIX C

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

The following table is reprinted from RGT’s definitive proxy statement filed with the Securities and Exchange Commission (the “SEC”) on May 11, 2020.

Set forth below is information, as of the as of the Record Date, concerning stock ownership of: (i) all persons known by the Fund to own beneficially 5% or more of the Fund’s outstanding shares of common stock and (ii) the Fund’s officers and Directors (12 persons).

The percentages in the “Percent” column are calculated in accordance with the rules of the Commission, under which a person may be deemed to be the beneficial owner of shares if that person has or shares the power to vote or dispose of those shares or has the right to acquire beneficial ownership of those shares within 60 days (for example, through the exercise of an option or warrant). The shares shown in the table as beneficially owned by certain individuals may include shares owned by certain members of their respective families. Because of these rules, more than one person may be deemed to be the beneficial owner of the same shares. The inclusion of the shares shown in the table is not necessarily an admission of beneficial ownership of those shares by the person indicated. Except as otherwise indicated, each of the persons named has sole voting and investment power with respect to the shares shown.

Name of Beneficial Owner or Identity of Group	Amount of Ownership	Percent*
Charles M. Royce+, Portfolio Manager (1)	405,589	3.86%
Christopher D. Clark, President and Director(1)	54,038	0.51%
Patricia W. Chadwick, Director(1)	0	0.00%
Christopher C. Grisanti, Director (1)	0	0.00%
Arthur S. Mehlman, Director (1)	2,310	0.02%
G. Peter O’Brien, Director (1)	381	0.00%
Michael K. Shields, Director (1)	8,500	0.08%
Francis D. Gannon, Vice President(1)	5,049	0.05%
Daniel A. O’Byrne, Vice President (1)	0	0.00%
Peter K. Hoglund, Treasurer(1)	0	0.00%
John E. Denneen, Secretary(1)	12,600	0.12%
Lisa Curcio, Chief Compliance Officer(1)	0	0.00%
All Officers and Directors of the Fund as a group (12 persons)	488,467	4.65%

Saba Capital Management, L.P.(2)	1,381,757(3)	13.16%
Raymond James & Associates, Inc.(4)	819,784(5)	7.80%

_______

* All beneficial ownership percentages are based on the number of outstanding shares of the Fund’s common stock as of May 1, 2020.

+ Charles M. Royce also previously served as a Director of the Fund.

(1) Such person’s address is c/o Royce Global Value Trust, Inc., 745 Fifth Avenue, New York, NY 10151.

(2) The address for Saba Capital Management, L.P. is 405 Lexington Avenue, 58th Floor, New York, NY 10174.

(3) Based on information provided in a Section 13 filing made with the Commission on May 1, 2020.

(4) The address for Raymond James & Associates, Inc. is 880 Carillon Parkway, St. Petersburg, FL 33716.

(5) Based on information provided in a Section 13 filing made with the Commission on January 24, 2020.

Set forth below is information, as of the as of the Record Date, concerning stock ownership of all persons known by the Fund to own of record 5% or more of the Fund’s outstanding shares of common stock.

Name and Address of Record Owner	Amount and Nature of Ownership	Percent
Cede & Co.* Depository Trust Company P.O. Box #20 Bowling Green Station New York, NY 10028	10,335,543 shares − Record	98.40%
* Shares held by brokerage firms, banks and other financial intermediaries on behalf of beneficial owners are registered in the name of Cede & Co.

______________________

IMPORTANT

Tell your Board what you think! Your vote is important. No matter how many shares you own, please give Saba your proxy AGAINST the Proposal by voting your shares by telephone or Internet as described in the enclosed GOLD proxy card or by signing and dating the enclosed GOLD proxy card, and returning it in the postage-paid envelope provided.

If any of your shares are held in the name of a brokerage firm, bank, bank nominee or other institution, only it can vote such shares and only upon receipt of your specific instructions. Accordingly, please contact the person responsible for your account and instruct that person to execute the GOLD proxy card. In addition, if you hold your shares in a brokerage or bank account, your broker or bank may allow you to provide your voting instructions by telephone or Internet. Please consult the materials you receive from your broker or bank prior to authorizing a proxy by telephone or Internet. Saba urges you to confirm in writing your instructions to Saba in care of InvestorCom, Inc. at the address provided below so that Saba will be aware of all instructions given and can attempt to ensure that such instructions are followed.

If you have any questions or require any additional information concerning this Proxy Statement, please contact InvestorCom at the address and telephone numbers set forth below:

If you have any questions, require assistance in voting your GOLD proxy card,

or need additional copies of Saba’s proxy materials,

please contact InvestorCom at the phone numbers listed below.

19 Old Kings Highway S.

Suite 210

Darien, CT 06820

Shareholders call toll free at (877) 972-0090

Banks and Brokers may call collect at (203) 972-9300

You may also contact Saba via email at

SabaProxy@sabacapital.com

GOLD PROXY CARD

ROYCE GLOBAL VALUE TRUST, INC.

special Meeting OF SHAREHOLDERS

THIS PROXY IS SOLICITED ON BEHALF OF SABA CAPITAL MANAGEMENT, L.P. AND THE OTHER PARTICIPANTS NAMED IN THIS PROXY SOLICITATION (COLLECTIVELY, “SABA”)

THE BOARD OF DIRECTORS OF ROYCE GLOBAL VALUE TRUST, INC.
IS NOT SOLICITING THIS PROXY

P          R          O          X          Y

The undersigned appoints Michael D’Angelo, Paul Kazarian, Pierre Weinstein, Adam Finerman and John Grau and each of them, attorneys and agents with full power of substitution to vote all Common Stock of Royce Global Value Trust, Inc. (“RGT”), a Maryland corporation and a closed-end management investment company registered under the Investment Company Act of 1940, as amended, that the undersigned would be entitled to vote at the special meeting of shareholders of RGT scheduled to be held at 3:30 p.m. (Eastern time) on Tuesday, July 14, 2020 at the offices of RGT at 745 Fifth Avenue, 23rd Floor, New York, New York, 10151 including at any adjournments or postponements thereof, with all powers that the undersigned would possess if personally present, upon and in respect of the instructions indicated herein, with discretionary authority as to any and all other matters that may properly come before the meeting or any adjournment, postponement, or substitution thereof that are unknown to us a reasonable time before this solicitation.

The undersigned hereby revokes any other proxy or proxies heretofore given to vote or act with respect to the shares of RGT held by the undersigned, and hereby ratifies and confirms all action the herein named attorney and proxy, his substitutes, or any of them may lawfully take by virtue hereof. If properly executed, this Proxy will be voted as directed on the reverse and in the discretion of the herein named attorney and proxy or his substitutes with respect to any other matters as may properly come before the Special Meeting that are unknown to Saba at a reasonable time before this solicitation.

IF NO DIRECTION IS INDICATED WITH RESPECT TO THE PROPOSAL ON THE REVERSE, THIS PROXY WILL BE VOTED “AGAINST” THE PROPOSAL.

This Proxy will be valid until the completion of the Special Meeting. This Proxy will only be valid in connection with Saba’s solicitation of proxies for the Special Meeting.

IMPORTANT: PLEASE SIGN, DATE AND MAIL THIS PROXY CARD PROMPTLY!

CONTINUED AND TO BE SIGNED ON REVERSE SIDE

GOLD PROXY CARD

[X] Please mark vote as in this example

SABA STRONGLY RECOMMENDS THAT SHAREHOLDERS VOTE “AGAINST” THE PROPOSAL.

1.	Proposal to consider and approve a new investment advisory agreement, by and between Royce & Associates, LP and Royce Global Value Trust, Inc.
☐FOR	☐AGAINST	☐ABSTAIN

Saba intends to use this proxy to vote “against” this Proposal.

DATED: ____________________________

____________________________________

(Signature)

____________________________________

(Signature, if held jointly)

____________________________________

(Title)

WHEN SHARES ARE HELD JOINTLY, JOINT OWNERS SHOULD EACH SIGN. EXECUTORS, ADMINISTRATORS, TRUSTEES, ETC., SHOULD INDICATE THE CAPACITY IN WHICH SIGNING. PLEASE SIGN EXACTLY AS NAME APPEARS ON THIS PROXY.